UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2008

AKESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27409	84-1409219
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer identification number)

888 Prospect Street, Suite 320, La Jolla, CA 92037

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 454-4311

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2008, Akesis Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the resignation of Mr. John Steel as a member of the board of directors (the “Board”) of the Company. This Amendment No. 1 to the Initial Form 8-K (the “Form 8-K/A”) amends and supplements the Initial Form 8-K to include Mr. Steel’s response to the Initial Form 8-K, which Mr. Steel sent via e-mail dated October 20, 2008 (the “Response E-mail”) to, among others, Mr. Kinsella, Dr. LeBel, and Dr. Lichter. The information previously reported in the Initial Form 8-K is hereby incorporated by reference herein.

In accordance with Item 5.01(a) of Form 8-K, the Company is filing a full copy of the Response E-mail as Exhibit 17.1 to this Form 8-K/A. All descriptions of the contents of the Response E-mail set forth in this Form 8-K/A are qualified in their entireties by the text of the Response E-mail itself, which is hereby incorporated by reference herein. PLEASE NOTE THAT, IN THE INTEREST OF FULL AND COMPLETE DISCLOSURE, THE RESPONSE E-MAIL IS BEING FILED IN EXACTLY THE FORM IN WHICH IT WAS PROVIDED TO THE COMPANY, WITHOUT REDACTION OR MODIFICATION OF ANY KIND. THE COMPANY WISHES TO EMPHASIZE THAT THE RESPONSE E-MAIL REFLECTS ONLY THE THOUGHTS AND BELIEFS OF MR. STEEL, WHICH MAY OR MAY NOT CORRESPOND WITH THE THOUGHTS AND BELIEFS OF ANY REPRESENTATIVE OF THE COMPANY, AND MANY OF WHICH ARE EXPRESSLY CONTRARY TO THE THOUGHTS AND BELIEFS OF THE COMPANY’S MANAGEMENT. AS A RESULT, THE COMPANY TAKES NO RESPONSIBILITY FOR THE CONTENTS OF THE RESPONSE E-MAIL, INCLUDING ANY RESPONSIBILITY THAT MAY ARISE IN CONNECTION WITH ANY OF THE FORWARD-LOOKING STATEMENTS (INCLUDING STATEMENTS RELATING TO THE POTENTIAL SUCCESS OF THE COMPANY’S PRODUCT CANDIDATES, THE POSSIBILITIES FOR LIMITING EXPENSES OF THE COMPANY OR RAISING ADDITIONAL FUNDS ON BEHALF OF THE COMPANY) CONTAINED IN THE RESPONSE E-MAIL. STOCKHOLDERS AND INVESTORS ARE STRONGLY ENCOURAGED TO RELY ONLY ON THE INFORMATION ABOUT THE COMPANY CONTAINED IN COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-KSB, QUARTERLY REPORTS ON FORM 10-Q AND CURRENT REPORTS ON FORM 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

17.1	Response E-mail, dated as of October 20, 2008, from Mr. John Steel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKESIS PHARMACEUTICALS, INC.

By:	/s/ Jay Lichter, Ph.D.
Jay Lichter, Ph.D.
Chairman and Chief Executive Officer

Date: October 22, 2008